INCORPORATED UNDER THE LAWS OF DELAWARE

NUMBER	SHARES

InspireMD, Inc.

Fully Paid Non Assessable $0.0001 Par Value COMMON STOCK

CUSIP NO. 45779A 309

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

Shares of	InspireMD, Inc.	Common Stock

transferable on the books of the Corporation by the holder in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:	COUNTERSIGNED AND REGISTERED
ACTION STOCK TRANSFER CORP.
2469 E Ft. Union Blvd., #214, Salt Lake City, UT 84121

By:
TRANSFER AGENT-AUTHORIZED SIGNATURE

CHIEF EXECUTIVE OFFICER	SECRETARY

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	..…..……….Custodian…………....
TEN ENT -	as tenants by the entireties		(Cust)	(Minor)
JT TEN -	as joint tenants with rights of		under Uniform Gifts to Minors
	survivorship and not as tenants		Act……………………………....
	in common		(State)
		UNIF TRF MIN ACT-	....……….Custodian (until age …..)
(Cust)
....………..under Uniform Transfers
(Minor)
to Minors Act………………….......
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED. ________________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE ___________________________

(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X

X

	NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.